Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Wyeth (the "Company") on Form 10-Q for the fiscal quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on November 13, 2002 (the "Report"), I, Robert Essner, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2002

                                        By /s/   Robert Essner
                                           ----------------------------------
                                                 Robert Essner
                                        President and Chief Executive Officer